Wells Fargo & Company's financial results for the quarter ended June 30, 2000

Wells Fargo & Company reported net income of $1,039 million for the second quarter of 2000, compared with $931 million in the second quarter of 1999. Net income for the first six months of 2000 was $2,049 million, compared with $1,815 million in the same period a year ago. Diluted earnings per common share were $.63 for the second quarter of 2000, up 15 percent from the $.55 reported for the second quarter of 1999, and $1.25 for the first six months of 2000, up 16 percent from $1.08 for the same period of 1999. Return on average assets (ROA) was 1.89 percent for the second quarter of 2000 and 1.88 percent for the first six months of 2000, compared with 1.86 percent for the second quarter of 1999 and 1.83 percent for the first six months of 1999. Return on average common equity (ROE) was 19.04 percent for the second quarter of 2000, and 18.63 percent for the first six months of 2000, compared with 17.50 percent and 17.42 percent for the same periods a year ago.

         Diluted cash earnings per share were $.73 for the second quarter of 2000 and $1.42 for the first half of 2000, compared with $.63 per share and $1.24 per share for the same periods of 1999. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible. Cash ROA was 2.26 percent for the second quarter of 2000 and 2.25 percent for the first half of 2000, compared with 2.23 percent and 2.20 percent for the same periods a year ago. Cash ROE was 37.16 percent for the second quarter of 2000 and 35.62 percent for the first half of 2000, compared with 33.43 percent and 33.89 percent for the same periods of 1999.

NET INTEREST INCOME

         Net interest income on a taxable-equivalent basis was $2,485 million in the second quarter of 2000 and $4,941 million in the first half of 2000, compared with $2,328 million and $4,608 million for the same periods a year ago. The net interest margin was 5.55 percent for the second quarter of 2000 and 5.56 percent for the first six months of 2000, compared with 5.69 percent and 5.65 percent for the same periods of 1999.

NONINTEREST INCOME

         Noninterest income in the second quarter of 2000 was $2,092 million and $4,002 million for the first six months of 2000, compared with $1,814 million and $3,541 million in the same periods of 1999. The increase in the second quarter and first six months of 2000 was primarily due to increases in net venture capital gains and trust and investment fee income, partially offset by net losses on securities in the available for sale portfolio and a decrease in mortgage banking income.

NONINTEREST EXPENSE

         Noninterest expense was $2,626 million in the second quarter of 2000 and $5,103 million for the first six months of 2000, compared with $2,364 million and $4,706 million for the same periods a year ago. The efficiency ratio was 57.6 percent for the second quarter of 2000, compared with 57.3 percent for the same quarter of 1999. For the first six months of 2000, the efficiency ratio was 57.3 percent, compared with 58.0 percent for the same period a year ago. On a cash basis, this ratio was 53.9 percent for the second quarter of 2000 and 53.7 percent for the first half of 2000, compared with 53.7 percent and
54.3 percent for the same periods of 1999.

LOAN LOSSES

         The provision for loan losses was $260 million for both the second quarter of 2000 and the second quarter of 1999. Net charge-offs totaled $246 million, or .78 percent of average loans (annualized) in the second quarter of 2000, compared with $261 million, or .96 percent of average loans (annualized) for the second quarter of 1999. For the six months ended June 30, 2000, the loan loss provision was $515 million and net charge-offs totaled $500 million, or .81 percent of average loans (annualized), compared with a loan loss provision of $530 million and net charge-offs of $534 million, or .99 percent of average loans (annualized) for the same periods of 1999.

         At June 30, 2000, the allowance for loan losses of $3,349 million was
2.48 percent of total loans, compared with 2.65 percent at December 31, 1999 and
2.83 percent at June 30, 1999. Total nonaccrual and restructured loans were $804 million at June 30, 2000, compared with $669 million at December 31, 1999 and $688 million at June 30, 1999.

         WELLS FARGO & COMPANY IS A DIVERSIFIED FINANCIAL SERVICES COMPANY WITH $234 BILLION IN ASSETS, PROVIDING BANKING, INSURANCE, INVESTMENTS, MORTGAGE AND CONSUMER FINANCE FROM ABOUT 5,300 STORES AND THE INTERNET (WELLSFARGO.COM) ACROSS NORTH AMERICA AND ELSEWHERE INTERNATIONALLY.

----------------
The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release (including information incorporated by reference in this press release) may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors--many of which are beyond the Company's control--could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended March 31, 2000 and Form 10-K for the year ended December 31, 1999, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Gramm-Leach-Bliley Act of 1999, the combination of the former Norwest Corporation and the former Wells Fargo & Company, and other mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA


---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                              Six months
                                                              ended June 30,       %                  ended June 30,      %
                                                      ------------------------------         ------------------------------
(in millions, except per share amounts)                   2000         1999   Change             2000          1999  Change
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                            $  1,039     $    931       12%        $  2,049      $  1,815      13%
Net income applicable to common stock                    1,035          922       12            2,040         1,798      13

Earnings per common share                             $    .64     $    .56       14         $   1.26      $   1.09      16
Diluted earnings per common share                          .63          .55       15             1.25          1.08      16

Dividends declared per common share                        .22          .20       10              .44          .385      14

Average common shares outstanding                      1,613.0      1,651.4       (2)         1,620.0       1,649.2      (2)
Diluted average common shares outstanding              1,631.8      1,672.3       (2)         1,635.6       1,668.2      (2)

Profitability ratios (annualized)
   Net income to average total assets (ROA)               1.89%        1.86%       2             1.88%         1.83%      3
   Net income applicable to common stock to
     average common stockholders' equity (ROE)           19.04        17.50        9            18.63         17.42       7

Total revenue                                         $  4,562     $  4,125       11         $  8,912      $  8,118      10

Efficiency ratio (1)                                      57.6%        57.3%       1             57.3%         58.0%     (1)

Average loans                                         $127,000     $108,996       17         $124,086      $108,418      14
Average assets                                         220,766      200,342       10          218,612       199,537      10
Average core deposits                                  131,122      127,563        3          129,265       127,847       1

Net interest margin                                       5.55%        5.69%      (2)            5.56%         5.65%     (2)

NET INCOME AND RATIOS EXCLUDING
   GOODWILL AND NONQUALIFYING CORE DEPOSIT
   INTANGIBLE AMORTIZATION AND BALANCES
   ("CASH") (2)
Net income applicable to common stock                 $  1,185     $  1,054       12         $  2,330      $  2,062      13
   Earnings per common share                               .73          .64       14             1.44          1.25      15
   Diluted earnings per common share                       .73          .63       16             1.42          1.24      15
ROA                                                       2.26%        2.23%       1             2.25%         2.20%      2
ROE                                                      37.16        33.43       11            35.62         33.89       5
Efficiency ratio                                          53.9         53.7       --             53.7          54.3      (1)

AT PERIOD END
Securities available for sale                         $ 34,604     $ 35,710       (3)        $ 34,604      $ 35,710      (3)
Loans                                                  135,046      111,646       21          135,046       111,646      21
Allowance for loan losses                                3,349        3,165        6            3,349         3,165       6
Goodwill                                                 8,526        7,598       12            8,526         7,598      12
Assets                                                 234,159      205,421       14          234,159       205,421      14
Core deposits                                          134,269      127,302        5          134,269       127,302       5
Common stockholders' equity                             22,862       20,915        9           22,862        20,915       9
Stockholders' equity                                    23,127       21,375        8           23,127        21,375       8

Capital ratios
   Common stockholders' equity to assets                  9.76%       10.18%      (4)            9.76%        10.18%     (4)
   Stockholders' equity to assets                         9.88        10.41       (5)            9.88         10.41      (5)
   Risk-based capital (3)
     Tier 1 capital                                       7.05         8.45      (17)            7.05          8.45     (17)
     Total capital                                       10.95        11.07       (1)           10.95         11.07      (1)
   Leverage (3)                                           6.35         7.05      (10)            6.35          7.05     (10)

Book value per common share                           $  14.12     $  12.67       11         $  14.12      $  12.67      11

Staff (active, full-time equivalent)                    94,388       90,410        4           94,388        90,410       4

COMMON STOCK PRICE
High                                                  $  47.75     $  44.88        6         $  47.75      $  44.88       6
Low                                                      37.31        34.38        9            31.00         32.13      (4)
Period end                                               38.75        42.75       (9)           38.75         42.75      (9)
---------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency and ROA ratios, net of applicable taxes. The pretax amount for the average balance of nonqualifying CDI was $1,176 million for the quarter ended June 30, 2000 and $1,195 million for the six months ended June 30, 2000. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $26 million and $729 million, respectively, for the quarter ended June 30, 2000 and $52 million and $741 million, respectively, for the six months ended June 30, 2000. Goodwill amortization and average balance (which are not tax effected) were $124 million and $8,314 million, respectively, for the quarter ended June 30, 2000 and $237 million and $8,123 million, respectively, for the six months ended June 30, 2000.
(3)  The June 30, 2000 ratios are preliminary.

                                          - 4 -
Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                              Six months
                                                              ended June 30,       %                  ended June 30,      %
                                                      ------------------------------         ------------------------------
(in millions, except per share amounts)                   2000         1999   Change             2000          1999  Change
---------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Securities available for sale                         $    587     $    517       14%        $  1,218      $  1,027      19 %
Mortgages held for sale                                    172          215      (20)             342           473     (28)
Loans held for sale                                        120          101       19              227           200      14
Loans                                                    3,148        2,609       21            6,131         5,188      18
Other interest income                                       80           54       48              153            96      59
                                                      --------     --------                  --------      --------
     Total interest income                               4,107        3,496       17            8,071         6,984      16
                                                      --------     --------                  --------      --------

INTEREST EXPENSE
Deposits                                                   874          679       29            1,632         1,396      17
Short-term borrowings                                      353          201       76              723           408      77
Long-term debt                                             395          290       36              776           573      35
Guaranteed preferred beneficial interests
   in Company's subordinated debentures                     15           15       --               30            30      --
                                                      --------     --------                  --------      --------
     Total interest expense                              1,637        1,185       38            3,161         2,407      31
                                                      --------     --------                  --------      --------

NET INTEREST INCOME                                      2,470        2,311        7            4,910         4,577       7
Provision for loan losses                                  260          260       --              515           530      (3)
                                                      --------     --------                  --------      --------
Net interest income after
   provision for loan losses                             2,210        2,051        8            4,395         4,047       9
                                                      --------     --------                  --------      --------

NONINTEREST INCOME
Service charges on deposit accounts                        406          367       11              788           711      11
Trust and investment fees                                  360          315       14              720           615      17
Credit card fees                                           126          126       --              249           258      (3)
Other fees                                                 292          267        9              562           505      11
Mortgage banking                                           304          324       (6)             611           651      (6)
Insurance                                                  114          119       (4)             206           204       1
Net venture capital gains                                  320           13       --            1,205           126     856
Net (losses) gains on securities available for sale        (39)          23       --             (641)           21      --
Other                                                      209          260      (20)             302           450     (33)
                                                      --------     --------                  --------      --------
     Total noninterest income                            2,092        1,814       15            4,002         3,541      13
                                                      --------     --------                  --------      --------

NONINTEREST EXPENSE
Salaries                                                   838          750       12            1,656         1,475      12
Incentive compensation                                     156          135       16              289           269       7
Employee benefits                                          225          217        4              457           416      10
Equipment                                                  189          182        4              382           373       2
Net occupancy                                              219          185       18              444           371      20
Goodwill                                                   124          104       19              237           208      14
Core deposit intangible                                     45           50      (10)              91           102     (11)
Net gains on dispositions of premises
   and equipment                                           (16)         (13)      23              (49)          (11)    345
Other                                                      846          754       12            1,596         1,503       6
                                                      --------     --------                  --------      --------
     Total noninterest expense                           2,626        2,364       11            5,103         4,706       8
                                                      --------     --------                  --------      --------

INCOME BEFORE INCOME TAX EXPENSE                         1,676        1,501       12            3,294         2,882      14
Income tax expense                                         637          570       12            1,245         1,067      17
                                                      --------     --------                  --------      --------

NET INCOME                                            $  1,039     $    931       12%        $  2,049      $  1,815      13 %
                                                      ========     ========                  ========      ========

NET INCOME APPLICABLE TO
   COMMON STOCK                                       $  1,035     $    922       12%        $  2,040      $  1,798      13 %
                                                      ========     ========                  ========      ========

EARNINGS PER COMMON SHARE                             $    .64     $    .56       14%        $   1.26      $   1.09      16 %
                                                      ========     ========                  ========      ========

DILUTED EARNINGS PER COMMON SHARE                     $    .63     $    .55       15%        $   1.25      $   1.08      16 %
                                                      ========     ========                  ========      ========

DIVIDENDS DECLARED PER COMMON SHARE                   $    .22     $    .20       10%        $    .44      $   .385      14 %
                                                      ========     ========                  ========      ========

Average common shares outstanding                      1,613.0      1,651.4       (2)%        1,620.0       1,649.2      (2)%
                                                      ========     ========                  ========      ========

Diluted average common shares outstanding              1,631.8      1,672.3       (2)%        1,635.6       1,668.2      (2)%
                                                      ========     ========                  ========      ========
---------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   % Change
                                                                                                         June 30, 2000 from
                                                                                                        -------------------
                                                                  JUNE 30,     Dec. 31,     June 30,     Dec. 31,   June 30,
(in millions, except shares)                                         2000         1999         1999         1999       1999
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                          $ 14,168     $ 13,250     $ 12,633            7 %       12 %
Federal funds sold and securities
   purchased under resale agreements                                3,409        1,554        1,692          119        101
Securities available for sale                                      34,604       38,518       35,710          (10)        (3)
Mortgages held for sale                                             8,500       11,707       11,781          (27)       (28)
Loans held for sale                                                 4,049        4,975        4,192          (19)        (3)

Loans                                                             135,046      119,464      111,646           13         21
Allowance for loan losses                                           3,349        3,170        3,165            6          6
                                                                 --------     --------     --------
     Net loans                                                    131,697      116,294      108,481           13         21
                                                                 --------     --------     --------

Mortgage servicing rights                                           4,848        4,483        4,080            8         19
Premises and equipment, net                                         2,959        2,985        3,141           (1)        (6)
Core deposit intangible                                             1,214        1,286        1,381           (6)       (12)
Goodwill                                                            8,526        7,702        7,598           11         12
Interest receivable and other assets                               20,185       15,348       14,732           32         37
                                                                 --------     --------     --------

     Total assets                                                $234,159     $218,102     $205,421            7 %       14 %
                                                                 ========     ========     ========          ===        ===

LIABILITIES
Noninterest-bearing deposits                                     $ 47,979     $ 42,916     $ 43,708           12 %       10 %
Interest-bearing deposits                                          98,469       89,792       88,834           10         11
                                                                 --------     --------     --------
     Total deposits                                               146,448      132,708      132,542           10         10
Short-term borrowings                                              26,304       27,995       20,155           (6)        31
Accrued expenses and other liabilities                             10,856       11,108        9,296           (2)        17
Long-term debt                                                     26,639       23,375       21,268           14         25
Guaranteed preferred beneficial interests
   in Company's subordinated debentures                               785          785          785           --         --

STOCKHOLDERS' EQUITY
Preferred stock                                                       441          344          590           28        (25)
Unearned ESOP shares                                                 (176)         (73)        (130)         141         35
                                                                 --------     --------     --------
     Total preferred stock                                            265          271          460           (2)       (42)
Common stock - $1-2/3 par value,
   authorized 4,000,000,000 shares;
   issued 1,666,095,265 shares                                      2,777        2,777        2,777           --         --
Additional paid-in capital                                          8,863        8,786        8,764            1          1
Retained earnings                                                  12,297       11,196       10,028           10         23
Cumulative other comprehensive income                                 961          892          (10)           8         --
Note receivable from ESOP                                              (1)          (1)          (1)          --         --
Treasury stock - 46,953,959 shares,
   39,245,724 shares and 15,465,932 shares                         (2,035)      (1,790)        (643)          14        216
                                                                 --------     --------     --------
   Total stockholders' equity                                      23,127       22,131       21,375            5          8
                                                                 --------     --------     --------
     Total liabilities and stockholders' equity                  $234,159     $218,102     $205,421            7 %       14 %
                                                                 ========     ========     ========          ===        ===
---------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY

-------------------------------------------------------------------------------------------------------------------
                                                                                           Six months ended June 30,
                                                                                          -------------------------
(in millions)                                                                                2000              1999
-------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                                              $22,131           $20,759
Net income                                                                                  2,049             1,815
Other comprehensive income (loss), net of tax:
    Change in foreign currency translation adjustments                                         (1)                3
    Change in investment securities valuation allowance                                        69              (476)
Common stock issued                                                                           253               372
Common stock issued for acquisitions                                                        1,671                67
Common stock repurchased                                                                   (2,399)             (547)
Preferred stock released to ESOP                                                               73                32
Preferred stock dividends                                                                      (9)              (17)
Common stock dividends                                                                       (711)             (635)
Cash payments received on notes receivable from ESOP                                           --                 2
Increase in Rabbi trust assets (classified as treasury stock)                                   1                --
                                                                                          -------          --------
BALANCE, END OF PERIOD                                                                    $23,127           $21,375
                                                                                          =======          ========
-------------------------------------------------------------------------------------------------------------------


LOANS

-------------------------------------------------------------------------------------------------------------------
                                                                      JUNE 30,            Dec. 31,          June 30,
(in millions)                                                            2000                1999              1999
-------------------------------------------------------------------------------------------------------------------
Commercial                                                           $ 43,381            $ 38,688          $ 36,633
Real estate 1-4 family first mortgage                                  17,233              12,398            11,941
Other real estate mortgage                                             20,524              19,178            17,157
Real estate construction                                                5,417               4,711             4,103
Consumer:
    Real estate 1-4 family junior lien mortgage                        15,127              12,938            11,494
    Credit card                                                         5,733               5,472             5,294
    Other revolving credit and monthly payment                         18,617              16,656            16,652
                                                                     --------            --------         ---------
      Total consumer                                                   39,477              35,066            33,440
Lease financing                                                         7,391               7,850             6,875
Foreign                                                                 1,623               1,573             1,497
                                                                     --------            --------         ---------

      Total loans (net of unearned discount)                         $135,046            $119,464          $111,646
                                                                     ========            ========         =========
-------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

---------------------------------------------------------------------------------------------------------------------------
                                                                                    Quarter ended          Six months ended
                                                               ----------------------------------     ---------------------
                                                                JUNE 30,     Mar. 31,     June 30,     JUNE 30,     June 30,
(in millions)                                                      2000         2000         1999         2000         1999
---------------------------------------------------------------------------------------------------------------------------


BALANCE, BEGINNING OF PERIOD                                     $3,237       $3,170       $3,161       $3,170       $3,134

Allowance related to business combinations, net                      98           66            5          164           35
Provision for loan losses                                           260          255          260          515          530

Loan charge-offs:
   Commercial                                                       (89)        (101)        (111)        (190)        (192)
   Real estate 1-4 family first mortgage                             --           (6)          (6)          (6)          (7)
   Other real estate mortgage                                       (13)          (3)          (4)         (16)         (12)
   Real estate construction                                          (3)          (1)          (1)          (4)          (1)
   Consumer:
     Real estate 1-4 family junior lien mortgage                     (6)         (11)          (6)         (17)         (15)
     Credit card                                                    (84)         (82)         (96)        (166)        (206)
     Other revolving credit and monthly payment                    (120)        (131)        (109)        (251)        (236)
                                                                -------       ------       ------       ------       ------
       Total consumer                                              (210)        (224)        (211)        (434)        (457)
   Lease financing                                                   (9)         (13)         (10)         (22)         (21)
   Foreign                                                          (21)         (24)         (36)         (45)         (51)
                                                                -------       ------       ------       ------       ------
         Total loan charge-offs                                    (345)        (372)        (379)        (717)        (741)
                                                                -------       ------       ------       ------       ------

Loan recoveries:
   Commercial                                                        19           32           23           51           36
   Real estate 1-4 family first mortgage                              1            1            2            2            3
   Other real estate mortgage                                         4            3           12            7           29
   Real estate construction                                           1            1            4            2            4
   Consumer:
     Real estate 1-4 family junior lien mortgage                      4            4            4            8            7
     Credit card                                                      9            9           13           18           26
     Other revolving credit and monthly payment                      54           49           53          103           89
                                                                -------       ------       ------       ------       ------
       Total consumer                                                67           62           70          129          122
   Lease financing                                                    3            3            3            6            6
   Foreign                                                            4           16            4           20            7
                                                                -------       ------       ------       ------       ------
         Total loan recoveries                                       99          118          118          217          207
                                                                -------       ------       ------       ------       ------
           Total net loan charge-offs                              (246)        (254)        (261)        (500)        (534)
                                                                -------       ------       ------       ------       ------

BALANCE, END OF PERIOD                                           $3,349       $3,237       $3,165       $3,349       $3,165
                                                                =======       ======       ======       ======       ======

Total net loan charge-offs as a percentage
   of average total loans (annualized)                              .78%         .84%         .96%         .81%         .99%
                                                                =======       ======       ======       ======       ======

Allowance as a percentage of total loans                           2.48%        2.59%        2.83%        2.48%        2.83%
                                                                =======       ======       ======       ======       ======
---------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                                    JUN. 30,            Dec. 31,            Jun. 30,
(in millions)                                                          2000                1999                1999
-------------------------------------------------------------------------------------------------------------------
Nonaccrual loans:
    Commercial                                                        $ 462              $  344              $  338
    Real estate 1-4 family first mortgage                               107                 127                 147
    Other real estate mortgage                                          125                 112                 124
    Real estate construction                                             17                   7                  11
    Consumer:
      Real estate 1-4 family junior lien mortgage                        11                  17                  17
      Other revolving credit and monthly payment                         22                  27                  23
                                                                      -----              ------              ------
        Total consumer                                                   33                  44                  40
    Lease financing                                                      46                  22                  21
    Foreign                                                              11                   9                   6
                                                                      -----              ------              ------
      Total nonaccrual loans                                            801                 665                 687
Restructured loans                                                        3                   4                   1
                                                                      -----              ------              ------
Nonaccrual and restructured loans                                       804                 669                 688
As a percentage of total loans                                           .6%                 .6%                 .6%

Foreclosed assets                                                       135                 153                 171
Real estate investments (1)                                              32                  33                  --
                                                                      -----              ------              ------

Total nonaccrual and restructured loans
    and other assets                                                  $ 971              $  855              $  859
                                                                      =====              ======              ======
-------------------------------------------------------------------------------------------------------------------

(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were recorded as loans. Real estate investments totaled $79 million, $89 million and $133 million at June 30, 2000, December 31, 1999 and June 30, 1999, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

---------------------------------------------------------------------------------------------------------------------------
                                                       Quarter ended June 30,      %       Six months ended June 30,      %
                                                       ---------------------               ------------------------
(in millions)                                             2000         1999   Change             2000          1999  Change
---------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                     $  406       $  367       11%          $  788        $  711      11%
Trust and investment fees:
  Asset management and custody fees                        168          154        9              336           305      10
  Mutual fund and annuity sales fees                       166          134       24              328           258      27
  All other                                                 26           27       (4)              56            52       8
                                                        ------       ------                    ------        ------
     Total trust and investment fees                       360          315       14              720           615      17
Credit card fees                                           126          126       --              249           258      (3)
Other fees:
  Cash network fees                                         78           70       11              148           128      16
  Charges and fees on loans                                 80           87       (8)             160           163      (2)
  All other                                                134          110       22              254           214      19
                                                        ------       ------                    ------        ------
     Total other fees                                      292          267        9              562           505      11
Mortgage banking:
  Origination and other closing fees                        88          115      (23)             149           228     (35)
  Servicing fees, net of amortization                      170           99       72              321            54     494
  Net (losses) gains on sales of mortgages                 (16)          44       --               40           244     (84)
  All other                                                 62           66       (6)             101           125     (19)
                                                        ------       ------                    ------        ------
     Total mortgage banking                                304          324       (6)             611           651      (6)
Insurance                                                  114          119       (4)             206           204       1
Net venture capital gains                                  320           13       --            1,205           126     856
Net (losses) gains on securities available for sale        (39)          23       --             (641)           21      --
Income from equity investments accounted for by the:
   Cost method                                              13           30      (57)             127            64      98
   Equity method                                            40           20      100               78            41      90
Net gains on sales of loans                                  2           12      (83)               5            25     (80)
Net gains on dispositions of operations                      4          103      (96)               6           102     (94)
All other                                                  150           95       58               86           218     (61)
                                                        ------       ------                    ------        ------

     Total                                              $2,092       $1,814       15%          $4,002        $3,541      13%
                                                        ======       ======      ===           ======        ======     ===

---------------------------------------------------------------------------------------------------------------------------


NONINTEREST EXPENSE

---------------------------------------------------------------------------------------------------------------------------
                                                       Quarter ended June 30,      %       Six months ended June 30,      %
                                                       ---------------------               ------------------------
(in millions)                                             2000         1999   Change             2000          1999  Change
---------------------------------------------------------------------------------------------------------------------------
Salaries                                                $  838       $  750       12%          $1,656        $1,475      12%
Incentive compensation                                     156          135       16              289           269       7
Employee benefits                                          225          217        4              457           416      10
Equipment                                                  189          182        4              382           373       2
Net occupancy                                              219          185       18              444           371      20
Goodwill                                                   124          104       19              237           208      14
Core deposit intangible:
  Nonqualifying (1)                                         42           45       (7)              84            92      (9)
  Qualifying                                                 3            5      (40)               7            10     (30)
Net gains on dispositions of premises
  and equipment                                            (16)         (13)      23              (49)         (11)     345
Contract services                                          120          110        9              228           200      14
Outside professional services                               87           88       (1)             174           160       9
Outside data processing                                     71           62       15              142           138       3
Telecommunications                                          73           64       14              135           125       8
Travel and entertainment                                    68           60       13              122           115       6
Advertising and promotion                                   71           56       27              129           106      22
Postage                                                     61           58        5              117           115       2
Stationery and supplies                                     53           39       36               99            77      29
Insurance                                                   55           50       10               97            86      13
Operating losses                                            29           37      (22)              65            66      (2)
Security                                                    23           21       10               44            43       2
All other                                                  135          109       24              244           272     (10)
                                                        ------       ------                    ------        ------

     Total                                              $2,626       $2,364       11%          $5,103        $4,706       8%
                                                        ======       ======      ===           ======        ======     ===
---------------------------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Quarter ended June 30,
                                                            -------------------------------------------------------------------
                                                                                      2000                                 1999
                                                            ------------------------------      -------------------------------
                                                                                  INTEREST                             Interest
                                                             AVERAGE    YIELDS/     INCOME/      Average      Yields/    income/
(in millions)                                                BALANCE     RATES     EXPENSE       balance       rates    expense
-------------------------------------------------------------------------------------------------------------------------------
EARNING ASSETS
Federal funds sold and securities purchased
   under resale agreements                                  $  2,239      6.40%     $   36      $  1,446        4.74%    $   17
Debt securities available for sale (3):
 Securities of U.S. Treasury and federal agencies              2,304      6.13          35         6,180        5.25         82
 Securities of U.S. states and political subdivisions          1,860      7.88          37         1,855        8.36         37
 Mortgage-backed securities:
    Federal agencies                                          23,652      7.18         433        19,261        6.59        315
    Private collateralized mortgage obligations                1,914      7.88          39         3,160        6.81         54
                                                            --------                ------      --------                 ------
      Total mortgage-backed securities                        25,566      7.24         472        22,421        6.62        369
 Other debt securities (6)                                     4,469      7.22          56         2,850        7.52         43
                                                            --------                ------      --------                 ------
        Total debt securities available for sale              34,199      7.20         600        33,306        6.51        531
Loans held for sale (3)                                        5,633      8.60         121         5,618        7.22        101
Mortgages held for sale (3)                                    8,317      8.18         172        12,254        6.96        215
Loans:
 Commercial                                                   41,547      9.44         975        35,638        8.57        762
 Real estate 1-4 family first mortgage                        14,125      7.67         270        12,075        7.65        231
 Other real estate mortgage                                   20,460      8.88         452        16,977        8.71        368
 Real estate construction                                      5,084      9.66         122         4,039        9.30         94
 Consumer:
    Real estate 1-4 family junior lien mortgage               14,519     10.37         375        11,210        9.90        277
    Credit card                                                5,218     14.54         190         5,337       13.61        182
    Other revolving credit and monthly payment                16,953     12.62         534        15,416       12.59        485
                                                            --------                ------      --------                 ------
      Total consumer                                          36,690     12.00       1,099        31,963       11.82        944
 Lease financing                                               7,472      7.81         146         6,789        7.79        132
 Foreign                                                       1,622     21.22          86         1,515       21.05         80
                                                            --------                ------      --------                 ------
          Total loans (4)                                    127,000      9.96       3,150       108,996        9.60      2,611
 Other                                                         2,946      6.09          43         2,867        5.33         38
                                                            --------                ------      --------                 ------
        Total earning assets                                $180,334      9.21       4,122      $164,487        8.59      3,513
                                                            ========                ------      ========                 ------

FUNDING SOURCES
Deposits:
 Interest-bearing checking                                  $  3,144      1.76          14      $  2,844         .79          6
 Market rate and other savings                                58,159      2.69         389        56,064        2.24        314
 Savings certificates                                         24,842      5.17         319        25,926        4.72        305
 Other time deposits                                           3,807      5.62          53         3,600        4.92         43
 Deposits in foreign offices                                   6,436      6.16          99         1,032        4.28         11
                                                            --------                ------      --------                 ------
      Total interest-bearing deposits                         96,388      3.65         874        89,466        3.05        679
Short-term borrowings                                         23,375      6.08         353        17,496        4.61        201
Long-term debt                                                23,979      6.59         395        20,663        5.61        290
Guaranteed preferred beneficial interests in Company's
 subordinated debentures                                         785      7.77          15           785        7.52         15
                                                            --------                ------      --------                 ------
        Total interest-bearing liabilities                   144,527      4.55       1,637       128,410        3.70      1,185
Portion of noninterest-bearing funding sources                35,807        --          --        36,077          --         --
                                                            --------                ------      --------                 ------
        Total funding sources                               $180,334      3.66       1,637      $164,487        2.90      1,185
                                                            =========               ------      =========                ------
NET INTEREST MARGIN AND NET INTEREST INCOME ON
    A TAXABLE-EQUIVALENT BASIS (5)                                        5.55%     $2,485                      5.69%    $2,328
                                                                          ====      ======                     =====     ======

NONINTEREST-EARNING ASSETS
Cash and due from banks                                     $ 11,640                            $ 11,116
Goodwill                                                       8,314                               7,657
Other                                                         20,478                              17,082
                                                            --------                            --------
          Total noninterest-earning assets                  $ 40,432                            $ 35,855
                                                            ========                            ========


NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                     $44,977                            $ 42,729
Other liabilities                                              9,134                               7,603
Preferred stockholders' equity                                   263                                 459
Common stockholders' equity                                   21,865                              21,141
Noninterest-bearing funding sources used to
 fund earning assets                                         (35,807)                            (36,077)
                                                            --------                            --------
          Net noninterest-bearing funding sources           $ 40,432                            $ 35,855
                                                            ========                            ========

TOTAL ASSETS                                                $220,766                            $200,342
                                                            ========                            ========
-------------------------------------------------------------------------------------------------------------------------------

(1) The average prime rate of the Company was 9.25% and 7.75% for the quarters ended June 30, 2000 and 1999, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 6.65% and 5.07% for the same quarters, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)  Yields are based on amortized cost balances.
(4) Nonaccrual loans and related income are included in their respective loan categories.
(5) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.
(6)  Includes certain preferred securities.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Six months ended June 30,
                                                             -------------------------------------------------------------------
                                                                                       2000                                 1999
                                                             ------------------------------      -------------------------------
                                                                                   INTEREST                             Interest
                                                              AVERAGE    YIELDS/     INCOME/      Average      Yields/    income/
(in millions)                                                 BALANCE     RATES     EXPENSE       balance       rates    expense
--------------------------------------------------------------------------------------------------------------------------------
EARNING ASSETS
Federal funds sold and securities purchased
   under resale agreements                                   $  2,095      5.98%      $  62      $  1,304        4.86%     $  31
Debt securities available for sale (3):
 Securities of U.S. Treasury and federal agencies               3,299      5.87         101         5,452        5.41        148
 Securities of U.S. states and political subdivisions           1,843      8.00          75         1,771        8.38         70
 Mortgage-backed securities:
    Federal agencies                                           23,730      7.24         876        19,457        6.65        640
    Private collateralized mortgage obligations                 2,041      7.52          79         3,234        6.78        110
                                                             --------                 -----      --------                 ------
      Total mortgage-backed securities                         25,771      7.27         955        22,691        6.67        750
 Other debt securities (6)                                      4,957      7.53         113         2,708        7.59         85
                                                             --------                 -----      --------                 ------
        Total debt securities available for sale               35,870      7.19       1,244        32,622        6.61      1,053
Loans held for sale (3)                                         5,468      8.35         227         5,590        7.23        200
Mortgages held for sale (3)                                     8,602      7.86         342        13,822        6.82        473
Loans:
 Commercial                                                    40,384      9.30       1,868        35,258        8.55      1,496
 Real estate 1-4 family first mortgage                         13,410      7.75         519        12,082        7.64        462
 Other real estate mortgage                                    20,042      9.07         905        16,855        8.87        743
 Real estate construction                                       4,964      9.52         235         3,971        9.33        184
 Consumer:
    Real estate 1-4 family junior lien mortgage                13,917     10.28         714        11,092        9.89        545
    Credit card                                                 5,255     14.12         370         5,442       13.62        371
    Other revolving credit and monthly payment                 16,861     12.55       1,056        15,542       12.55        973
                                                             --------                 -----      --------                 ------
      Total consumer                                           36,033     11.90       2,140        32,076       11.81      1,889
 Lease financing                                                7,648      7.75         296         6,682        7.84        261
 Foreign                                                        1,605     21.47         172         1,494       21.05        157
                                                             --------                 -----      --------                 ------
          Total loans (4)                                     124,086      9.92       6,135       108,418        9.62      5,192
Other                                                           3,142      5.84          92         2,417        5.43         66
                                                             --------                 -----      --------                 ------
        Total earning assets                                 $179,263      9.12       8,102      $164,173        8.61      7,015
                                                             ========                 -----      ========                 ------

FUNDING SOURCES
Deposits:
 Interest-bearing checking                                   $  3,098      1.58          25      $  2,784         .88         12
 Market rate and other savings                                 57,527      2.61         746        55,822        2.31        639
 Savings certificates                                          24,769      5.03         619        26,491        4.81        632
 Other time deposits                                            3,506      5.45          95         3,657        5.02         91
 Deposits in foreign offices                                    4,941      5.94         146         1,039        4.24         22
                                                             --------                ------      --------                 ------
      Total interest-bearing deposits                          93,841      3.50       1,631        89,793        3.14      1,396
Short-term borrowings                                          24,441      5.95         723        17,526        4.70        408
Long-term debt                                                 23,905      6.49         777        19,780        5.80        573
Guaranteed preferred beneficial interests in Company's
 subordinated debentures                                          785      7.75          30           785        7.52         30
                                                             --------                ------      --------                 ------
        Total interest-bearing liabilities                    142,972      4.44       3,161       127,884        3.79      2,407
Portion of noninterest-bearing funding sources                 36,291        --          --        36,289          --         --
                                                             --------                ------      --------                 ------
        Total funding sources                                $179,263      3.56       3,161      $164,173        2.96      2,407
                                                             ========                ------      ========                 ------
NET INTEREST MARGIN AND NET INTEREST INCOME ON
    A TAXABLE-EQUIVALENT BASIS (5)                                         5.56%     $4,941                      5.65%    $4,608
                                                                           ====      ======                     =====     ======


NONINTEREST-EARNING ASSETS
Cash and due from banks                                      $ 11,769                            $ 11,177
Goodwill                                                        8,123                               7,695
Other                                                          19,457                              16,492
                                                              -------                             -------
          Total noninterest-earning assets                   $ 39,349                            $ 35,364
                                                              =======                             =======


NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                     $ 43,871                            $ 42,750
Other liabilities                                               9,483                               7,627
Preferred stockholders' equity                                    267                                 461
Common stockholders' equity                                    22,019                              20,815
Noninterest-bearing funding sources used to
 fund earning assets                                          (36,291)                            (36,289)
                                                             --------                             -------
          Net noninterest-bearing funding sources            $ 39,349                            $ 35,364
                                                             ========                             =======

TOTAL ASSETS                                                 $218,612                            $199,537
                                                             ========                            ========
--------------------------------------------------------------------------------------------------------------------------------

(1) The average prime rate of the Company was 8.97% and 7.75% for the six months ended June 30, 2000 and 1999, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 6.38% and 5.03% for the six months ended June 30, 2000 and 1999, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)  Yields are based on amortized cost balances.
(4) Nonaccrual loans and related income are included in their respective loan categories.
(5) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.
(6)  Includes certain preferred securities.